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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

        Date of Report (Date of earliest event reported): August 22, 2003



                        MORGAN STANLEY ABS CAPITAL I INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-104046                13-3939229
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


    1585 Broadway
  New York, New York                                                     10036
---------------------                                                 ----------
(Address of Principal                                                 (Zip Code)
  Executive Offices)




       Registrant's telephone number, including area code: (212) 761-4000


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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

Item 5.  Other Events
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                  Incorporation of Certain Documents by Reference
                  -----------------------------------------------

                  In connection with the issuance of the CDC Mortgage Capital Trust 2003-HE3, Pass-through Certificates, Series 2003-HE3 (the "Certificates"), the company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of its name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1.1.

                  The consolidated financial statements of Financial Security Assurance Inc. ("FSA") and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, prepared in accordance with accounting principles generally accepted in the United States of America, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2002 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed consolidated balance sheet as of June 30, 2003 and statements of operations and comprehensive income, and statements of cash flows of FSA and its subsidiaries for the six months ended June 30, 2003 and 2002, included in the quarterly report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended June 30, 2003 are hereby incorporated by reference in (i) the prospectus; and (ii) the prospectus supplement. The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on the financial statements of FSA and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 in the prospectus supplement and their being named as "experts" in the prospectus supplement related to Morgan Stanley ABS Capital I Inc., CDC Mortgage Capital Trust 2003-HE3, Mortgage Pass-Through Certificates, Series 2003-HE3, is attached hereto as Exhibit 23.1.

                  All financial statements of Financial Security Assurance Holdings Ltd. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into this prospectus supplement and to be part hereof from the respective dates of filing such documents.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  Exhibit No.       Description
                  -----------       -----------

                  23.1.1            Consent of PricewaterhouseCoopers LLP



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORGAN STANLEY ABS CAPITAL I INC.
                                           As Depositor and on behalf of CDC
                                           Mortgage Capital Trust 2003-HE3
                                           Registrant


                                       By: /s/ GAIL MCDONNELL
                                           -------------------------------------
                                           Name:  Gail McDonnell
                                           Title: Vice President



Dated: August 26, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description
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  23.1.1          Consent of PricewaterhouseCoopers LLP